Exhibit 10.5

LETTER AGREEMENT WITH PEIFENG ZHU

[____________], 2008

China Growth Alliance Ltd.
Room 409, 4/F Aetna Tower
107 Zunyi Road
Shanghai, 200051, China

Ferris, Baker Watts, Incorporated
100 Light Street
Baltimore, Maryland 21202

Re: Initial Public Offering

Gentlemen:

The undersigned officer, director and/or shareholder of China Growth Alliance Ltd. (“Company”), in consideration of Ferris, Baker Watts, Incorporated (“FBW”) agreeing to underwrite an initial public offering of the securities of the Company (“IPO”) and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

1.  If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all Ordinary Shares of the Company (“Ordinary Shares”), including the Insider Shares and IPO Shares, owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

2.   The undersigned will escrow his Insider Shares until the earlier of: (i) one year after the Company’s consummation of a Business Combination, (ii) three years from the effective date of the Company’s prospectus (“Prospectus”), or (iii) the consummation of a liquidation, share reconstruction and amalgamation, stock exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property subsequent to the Company’s consummating a Business Combination with a target acquisition, at which time such Insider Shares will be released from escrow, unless the Company were to engage in a transaction after the consummation of its initial Business Combination that results in all of the shareholders of the combined entity having the right to exchange their ordinary shares for cash, securities or other property; but in each case subject to the terms of a Securities Escrow Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

3.  In the event that the Company fails to consummate a Business Combination within 24 months from the effective date (“Effective Date”) of the registration statement relating to the IPO (the “Termination Date”), the undersigned will take all reasonable actions within his power as soon as reasonably practicable following the Termination Date to cause the Company to distribute to all of the public shareholders, in the manner and subject to the deductions set forth in the Prospectus. The undersigned hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of the Company’s trust account described in the Prospectus (the “Trust Account”) with respect to his Insider Shares and waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever, except for valid claims for indemnification and expense reimbursement. Notwithstanding the foregoing, the undersigned may receive distributions from the Trust Account in respect of its IPO Shares and/or any Ordinary Shares acquired in the aftermarket.

4.  In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director of the Company, but taking into account, in each case, any pre-existing fiduciary obligations the undersigned might have, which fiduciary obligations are disclosed to the Company’s board of directors prior to the Effective Date or which are disclosed in the Prospectus, together with new fiduciary obligations related to or affiliated with entities to whom the undersigned has pre-existing fiduciary obligations, including, but not limited to, fiduciary obligations to next generation, follow-on or successor entities to any entities to which the undersigned has pre-existing obligations.

5.  Other than as set forth in this letter agreement, the undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to FBW that the business combination is fair to the Company’s stockholders from a financial perspective.

6.  Neither the undersigned, any member of the family of the undersigned, or any affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any affiliate of the undersigned originates a Business Combination.

7.  The undersigned agrees to be Vice-Chairman and Co-Chief Executive Officer and a director of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned’s biographical information furnished to the Company and FBW and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background. The undersigned represents and warrants that:

(a)  he is not subject to or a respondent in any legal action for, any injunction cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

(b)  he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

(c)  he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

8.  The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as Vice-Chairman and Co-Chief Executive Officer and a director of the Company.

9.  Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that: (i) commencing on the Effective Date, Shanghai Fair Value Investment Company Limited (“Related Party”), shall be allowed to charge the Company $7,500 per month for office services in the manner set forth in the Prospectus, and (ii) Related Party and the undersigned shall each be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

10.  The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to FBW and its legal representatives or agents (including any investigative search firm retained by FBW) any information they may have about the undersigned’s background and finances (“Information”), purely for the purposes of the Company’s IPO (and shall thereafter hold such information confidential). Neither FBW nor its agents shall be violating the undersigned’s right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

11.  As used herein, (i) a “Business Combination” shall mean an acquisition by share reconstruction and amalgamation, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company; (ii) “Insiders” shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) “Insider Shares” shall mean all of the Ordinary Shares and warrants to purchase Ordinary Shares of the Company owned by an Insider prior to the IPO; and (iv) “IPO Shares” shall mean the Ordinary Shares of the Company issued in the Company’s IPO.

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If the foregoing terms and conditions are acceptable to you, kindly indicate your acceptance below, whereupon this letter shall be a binding legal agreement among us.

Name: Peifeng Zhu

ACCEPTED AND AGREED:

China Growth Alliance Ltd.

By:
Name:
Title:

EXHIBIT A

BIOGRAPHICAL INFORMATION